SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                   SUNRISE INTERNATIONAL LEASING CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                    SUNRISE INTERNATIONAL LEASING CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                               September 17, 1998


TO THE SHAREHOLDERS OF SUNRISE INTERNATIONAL LEASING CORPORATION:

         The 1998 Annual Meeting of Shareholders of Sunrise International Leasing Corporation will be held at the Hyatt Regency Hotel, 1300 Nicollet Mall, Minneapolis, Minnesota, at 10:00 a.m. (Minneapolis-time) on Thursday, September 17, 1998, for the following purposes:

          1.   To set the number of members  of the Board of  Directors  at four
               (4).

          2.   To elect members of the Board of Directors.

          3. To approve the grant to Peter J. King of a stock option to purchase 400,000 shares.

          4. To approve an amendment to 1991 Stock Option Plan to (i) increase shares reserved from 750,000 to 1,000,000, (ii) increase formula grants to outside directors upon initial election, (iii) permit discretionary grants to outside directors and (iv) change definition of a committee to make the Plan consistent with the revised Rule 16b-3 under the Securities Exchange Act of 1934.

          5. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 1998 Annual Report.

         Only shareholders of record as shown on the books of the Company at the close of business on July 23, 1998 will be entitled to vote at the Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the Annual Meeting.

         You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your Proxy will help avoid further solicitation expense to the Company.

                     BY ORDER OF THE BOARD OF DIRECTORS,


                     Jeffrey G. Jacobsen, Executive Vice President and Secretary

Dated:    August 14, 1998
          Minneapolis, MN

                    SUNRISE INTERNATIONAL LEASING CORPORATION


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                               September 17, 1998


         The accompanying Proxy is solicited by the Board of Directors of Sunrise International Leasing Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, September 17, 1998, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a later-dated written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later-dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Annual Meeting. Proxies will be voted as specified by the shareholders.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will, therefore, have the same effect as a vote against the proposal. Proxies which are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The mailing address of the principal executive office of the Company is 5500 Wayzata Boulevard, Suite 725, Minneapolis, Minnesota 55416. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on or about August 14, 1998.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on July 23, 1998 as the record date for determining shareholders entitled to vote at the Annual Meeting (the "Record Date"). Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date, 7,820,296 shares of the Company's Common Stock, par value $.01 per share, were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

         The following table provides information as of the Record Date concerning the beneficial ownership of the Company's Common Stock by: (i) each director and nominee for director of the Company; (ii) the named executive officers in the Summary Compensation Table; (iii) persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of the Record Date; and (iv) all directors and executive officers as a group.

 Name (and Address of                   Number of shares          Percent
 5% Holders) or Identity of Group     Beneficially Owned(1)      of Class(2)

 Peter J. King                           4,292,879(3)               51.5%
 c/o King Management Corporation
 5500 Wayzata Boulevard, #750
 Minneapolis, MN 55416

 Donald R. Brattain                        336,300(4)                4.3%

 Thomas R. King                             22,000(5)                 *

 Jeffrey G. Jacobsen                         9,029(6)                 *

 Errol F. Carlstrom                              0                    *

 R. Bradley Pike                             2,500(7)                 *

 Barry J. Schwach                          128,218(8)                1.6%

 Dana C. Prescott                                0                    *

 Stephen D. Higgins, Individually        2,889,179(9)               36.9%
   and as a Trustee
 23785 Strehler Road
 Loretto, MN 55357

 Heartland Advisors, Inc.                  630,000(10)               8.1%
 790 North Milwaukee Street
 Milwaukee, WI 53202

 All Current Executive Officers and      4,662,708(11)              55.7%
   Directors as a Group
   (5 persons)
-------------
*less than 1%

(1) Unless otherwise indicated, each person named or included in the group has sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by such person.

(2) Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Pursuant to such SEC rules, shares deemed beneficially owned by virtue of an individual's right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(3) Represents (i) 3,436,797 shares that are subject to a Shareholder Voting Trust Agreement dated May 27, 1998, pursuant to which Mr. Peter King has the sole power to vote such shares, which shares include (a) 517,158 shares held by Mr. King directly, (b) 370,818 shares held by The King Management Corporation, of which Mr. King is a principal shareholder, officer and director, (c) 1,286,439 shares held by Stephen D. Higgins, Trustee, William
     B. King Stock Trust UA dated  November  21, 1989 for the benefit of William
     B. King (the "WBK Trust"), and (d) 1,262,382 shares held by Stephen D. Higgins, Trustee, Russell S. King Stock Trust UA dated November 21, 1989 for the benefit of Russell S. King (the "RSK Trust"); (ii) 335,329 shares held by the WBK Trust, which shares are subject to a proxy granting Mr. King the power to vote such shares solely for approval of the Company's stock option plans, as defined by Schedule 14A of the Securities Exchange Act of 1934, and not with respect to any other matter submitted to shareholders; and (iii) 520,753 shares which may be acquired by Mr. King within 60 days after the Record Date upon exercise of an outstanding stock option. Mr. King does not have dispositive power over the shares held by the WBK Trust or RSK Trust, but does have sole dispositive power over all other shares described in this footnote. The Company has relied on information contained in Amendment No. 6 to Schedule 13D filed by Mr. King with the Securities and Exchange Commission on July 24, 1998 and information provided by Mr. King.

(4) Includes 6,000 shares which may be acquired by Mr. Brattain within 60 days after the Record Date upon exercise of outstanding stock options. Does not include an option to purchase 20,000 shares, which is exercisable subject to shareholder approval of the amendment to the Company's 1991 Stock Option Plan to permit discretionary option grants to Non-Employee Directors--see Proposal #4.

(5) Includes 14,000 shares which may be acquired by Mr. Thomas King within 60 days after the Record Date upon exercise of outstanding stock options. Does not include an option to purchase 20,000 shares, which is exercisable subject to shareholder approval of the amendment to the Company's 1991 Stock Option Plan to permit discretionary option grants to Non-Employee Directors--see Proposal #4.

(6) Includes 4,000 shares which may be acquired by Mr. Jacobsen within 60 days after the Record Date upon exercise of outstanding stock options.

(7) Represents 2,500 shares which may be acquired by Mr. Pike within 60 days after the Record Date upon exercise of outstanding stock options.

(8) Includes 7,500 shares which may be acquired by Mr. Schwach within 60 days after the Record Date upon exercise of outstanding stock options.

(9) Includes (i) 2,548,821 shares, of which (a) 1,286,439 shares are held by Mr. Higgins as Trustee of the WBK Trust and (b) 1,262,382 shares held by Mr. Higgins as Trustee of the RSK Trust, all of which shares are subject to a Shareholder Voting Trust Agreement dated May 27, 1998, pursuant to which Mr. Peter King has the sole power to vote such shares (see note (3) above), and (ii) 335,329 shares held by Mr. Higgins as Trustee of the WBK Trust, of which Mr. Higgins has sole voting power; provided, however, that the power to vote such shares solely with respect to approval of the Company's stock option plans, and not with respect to any other matter submitted to shareholders, has been granted to Mr. King pursuant to a proxy (see note
     (3) above). Mr. Higgins has sole dispositive power over all of the shares described in this footnote. The Company has relied on information contained in Amendment No. 4 to Schedule 13D filed by Mr. Higgins with the Securities and Exchange Commission on July 24, 1998.

(10) The shares are held in investment advisory accounts of Heartland Advisors, Inc. ("Heartland"). One of the accounts, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, holds more than 5% of the Company's Common Stock. Heartland has the sole power to vote and dispose of the shares; however, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares. The Company has relied on information contained in a Schedule 13G dated February 2, 1998 filed by Heartland with the Securities and Exchange Commission.

(11) Includes 547,253 shares of Common Stock which may be acquired within 60 days after the Record Date upon the exercise of outstanding options, 370,818 shares held by a corporation, and 2,884,150 held by certain trusts described above.

                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

         The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall not be less than one. The Board of Directors recommends that the number of directors be set at four, and that four directors be elected. Unless otherwise instructed, the Proxies will be so voted. Under applicable Delaware law, approval of the proposal to set the number of directors at four requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter. Directors are elected by a plurality of the votes cast.

         In the absence of other instruction, the Proxies will be voted for each of the following individuals. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify. All of the nominees are members of the present Board of Directors.

         If, prior to the Annual Meeting, it should become known that any one of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.


                           Current Positions with the Company and
Name and Age               Principal Occupations for the                             Director
of Nominee                 Past Five Years and Other Information                      Since

Peter J. King              Mr. King has served as the Company's  Chief Executive       1997
       70                  Officer and Chief  Financial  Officer  since April 1,
                           1998. In April 1997, Mr. King was re-appointed to the
                           Company's   Board  of  Directors  and  was  appointed
                           Chairman  of the  Board in June  1997.  Mr.  King had
                           previously  served  as  Chairman  of the  Board  from
                           February 1995 to February 1996 and as a Director from
                           February  1995  to  July  1996.  Mr.  King  also  had
                           previously  served  as  a  member  of  the  Company's
                           Interim CEO Committee from July 1995 until July 1996.
                           Mr. King founded  International  Leasing  Corporation
                           ("ILC") in 1974 and served as its President until ILC
                           was merged  into the Company in  February  1995.  Mr.
                           King also serves as  Chairman of The King  Management
                           Corporation.  Mr. King is not related to Thomas King,
                           a Director of the Company.

Donald R. Brattain         Mr.  Brattain has served as a Director of the Company       1989
       57                  since November 1989. From July 1995 to July 1996, Mr.
                           Brattain served as a member of the Company's  Interim
                           CEO Committee;  and, from July 1991 to February 1995,
                           he served as the Company's Chairman of the Board. Mr.
                           Brattain  has  served  as  President  of  Brattain  &
                           Associates,  LLC, an investment company,  since 1981.
                           He is also a director of Everest Medical  Corporation
                           and  Featherlite  Mfg.,  Inc.

Thomas R. King             Mr.  King has  served as a  Director  of the  Company       1991
       58                  since December 1991. From July 1991 to July 1997, Mr.
                           King served as Secretary of the  Company,  and,  from
                           February   1996  to  June  1997,  he  served  as  the
                           Company's  Interim Chairman of the Board. He has been
                           an officer and  shareholder  of  Fredrikson  & Byron,
                           P.A., the Company's legal counsel,  for more than the
                           past five  years.  He is also a director  of Datakey,
                           Inc. Mr. King is not related to Peter King,  Chairman
                           of the Board.

Jeffrey G. Jacobsen        Mr.  Jacobsen was appointed a member of the Company's       1997
       50                  Board of  Directors  in April  1997 and has served as
                           Secretary  of the  Company  since July 1997.  In June
                           1998,  Mr.  Jacobsen was appointed an Executive  Vice
                           President  of the  Company.  Mr.  Jacobsen  served as
                           President  of The King  Management  Corporation  from
                           April 1997 to June 1998. Mr.  Jacobsen served as Vice
                           President  of The  Network  Systems  Group of Storage
                           Technology from March 1983 to April 1997.


Board and Committee Meetings

         During the fiscal year ended March 31, 1998, the Board of Directors held seven meetings. Each director attended all of the meetings of the Board of Directors and all of the meetings of the committees of the Board on which he served. The Board of Directors has an Executive Committee, an Audit Committee and a Compensation and Stock Option Committee.

         The Audit Committee recommends to the Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants as well as the internal accounting controls of the Company. During fiscal 1998, the Audit Committee held three meetings. During fiscal year 1998, the Audit Committee was comprised of Thomas King, Donald Brattain and Jeffrey Jacobsen; Mr. Jacobsen resigned in June 1998 when he became an Executive Vice President of the Company.

         The Compensation and Stock Option Committee determines the compensation for executive officers of the Company and administers the Company's 1991 Stock Option Plan and 1992 Employee Stock Purchase Plan. During fiscal 1998, the Compensation and Stock Option Committee held one meeting. During fiscal year 1998, the Compensation and Stock Option Committee was comprised of Thomas King, Donald Brattain and Jeffrey Jacobsen; Mr. Jacobsen resigned in June 1998 when he became an Executive Vice President of the Company.

Compensation of Directors

         Meeting Fees. During fiscal 1998, the Company paid each director who is not an employee of the Company (a "Non-Employee Director") an annual retainer of $2,500 plus $1,000 for each Board of Directors meeting attended and $500 for each committee meeting attended. On June 23, 1998, the annual retainer was increased to $10,000, and the payment for each Board meeting was increased to $1,500. Mr. Peter King agreed that he would not receive such fees during the period of his consulting agreement as described in the section entitled Employment and Severance Agreements or Arrangements below.

         Stock Option Grants. The Company's 1991 Stock Option Plan has provided for the automatic grant of stock options to each Non-Employee Director to purchase the following number of shares of the Company's Common Stock at exercise prices equal to 100% of the current market price on the date of grant:
(i) 10,000 shares upon such Non-Employee Director's initial election to the Board, which option becomes exercisable to the extent of 20% immediately and 20% each year thereafter so long as such person remains a director of the Company, and (ii) 2,000 shares upon such Non-Employee Director's annual re-election to the Board of Directors, which option is immediately exercisable in full. On June 23, 1998, the Board amended the 1991 Stock Option Plan to increase the initial grant to 15,000 shares, which amendment is included in Proposal #4 (see Grants to Non-Employee Directors in Proposal #4). Mr. Peter King agreed that he would not receive options under the formula stock option grants to Non-Employee Directors during the period of his consulting agreement as described in the section entitled Employment and Severance Agreements or Arrangements below.

Report of Compensation and Stock Option Committee

         The Compensation and Stock Option Committee's executive compensation policies are designed to enhance the financial performance of the Company, and thus shareholder value, by significantly aligning the financial interests of the Company's key executives with those of the Company's shareholders. Compensation of the Company's executive officers is comprised of four parts: base salary, annual incentive bonuses, fringe benefits and long-term incentive opportunities in the form of stock options. The Compensation and Stock Option Committee (the "Committee") believes, but has not conducted any formal survey, that the base salaries of the Company's executive officers are comparable to the salaries of executive officers of comparable publicly-held companies. These base salaries are combined with the opportunity to earn substantial cash bonuses if certain Company financial and other performance goals are met. Long-term incentives are based on stock performance through stock options granted pursuant to the Company's 1991 Stock Option Plan. The Committee believes that stock ownership by the Company's executive officers is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Overall, the intent is to have more significant emphasis on variable compensation components and less on fixed cost components. The Committee believes this philosophy and structure are in the best interests of the Company's shareholders.

         Bonuses. The Company's fiscal 1998 Incentive Compensation Plan provided for incentive bonuses to four classes of employees (support staff, middle management, senior management and the President) in amounts up to a maximum of 10%, 20%, 40% and 75% of their annual salaries, depending on the Company's earnings performances and the attainment by the employee of certain pre-set individual objectives. The Plan provided that no bonuses would be paid unless the Company met a certain agreed minimum earnings goal, which goal was not met in fiscal 1998; however, the Committee awarded discretionary bonuses in the aggregate amount of $87,000 for fiscal 1998 because of the Board's determination that the failure of the Company to meet earnings goals was not related to the employees' performance.

         No bonus plan has yet been adopted for fiscal 1999. The Committee is in the process of reviewing the Company's compensation plans for senior management, and expects to bring its recommendations to the Board of Directors in the near future.

         Stock Options and Other Incentives. The Company's stock option program is the Company's long-term incentive plan for executive officers and key managers. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock.

         The Company's 1991 Stock Option Plan authorizes the Committee to award stock options to executive officers and other employees. Stock options are generally granted each year, at an option price equal to the fair market value of the Company's Common Stock on the date of grant, and vest over a period of five years. The amount of stock options awarded is generally a function of the recipient's salary and position in the Company. Awards are intended to be generally competitive with other companies of comparable size and complexity, although the Committee has not conducted any thorough comparative analysis.

         Benefits. The Company provides the same health and disability insurance benefits to its executive officers as are available to Company employees generally. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary for fiscal 1998.

         Chief Executive Officer Compensation. The fiscal 1998 base salary for Errol Carlstrom, the Company's Chief Executive Officer in fiscal 1998, was set at $200,000. Mr. Carlstrom also received a discretionary bonus of $5,000 for fiscal 1998. Effective the beginning of fiscal 1999, Mr. Carlstrom resigned, and Mr. Peter King became the Company's Chief Executive Officer. Mr. King's base salary is $200,000, with no specific arrangement for a bonus; however, Mr. King would be eligible for a discretionary bonus.

                                         Compensation and Stock Option Committee


                                         Thomas R. King
                                         Donald R. Brattain

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to each person who served during fiscal 1998 in the capacity of (i) Chief Executive Officer or (ii) an executive officer whose total salary and bonus earned during fiscal 1998 exceeded $100,000. Mr. Peter King, the Company's current Chief Executive Officer, is not included in this table since he did not serve in such capacity during fiscal 1998.


                                                                            Long Term Compensation
                                                                       -----------------------------------
                                    Annual Compensation                      Awards               Payouts
                        --------------------------------------------  -------------------------   -------
                                                                      Restricted
Name and                                                                Stock        Options/      LTIP
Principal    Fiscal                                 Other Annual      Awards(s)       SARs        Payouts       All Other
 Position     Year      Salary($)     Bonus($)(1)   Compensation($)       ($)          (#)          ($)       Compensation($)
-----------   ------    -----------   -----------   ----------------  ----------   ------------   -------   ----------------

Errol F.      1998      197,600          5,000             ---            ---            ---        ---            2,400(2)
Carlstrom     1997      150,000        111,860             ---            ---            ---        ---            1,913
 Former       1996       37,500         15,000             ---            ---        250,000        ---              ---
 Chief
 Executive
 Officer &
 President

Barry J.      1998      126,000(3)         ---             ---            ---            ---        ---           52,500(4)
Schwach       1997      126,000         10,000             ---            ---         25,000        ---            1,606
 Former       1996      126,000         62,600             ---            ---          4,000        ---            1,499
 Executive
 Vice President
 of Finance and
 Administration
 and CFO

Dana C.       1998      128,853(5)         ---             ---            ---            ---        ---            2,400(2)
Prescott      1997      126,000            ---         160,000            ---          4,000        ---            2,250
 Former       1996      126,000            ---          12,600            ---         10,000        ---            1,123
 Senior Vice
 President
 - National Sales
 Manager

R. Bradley    1998       88,169          7,000             ---            ---            ---        ---            1,831(2)
Pike          1997       75,000         35,795             ---            ---          5,000        ---              844
 Vice         1996        6,250            ---             ---            ---            ---        ---              ---
 President
 - Asset
 Management

------------------

(1) Reflects bonus earned during the fiscal year. In some instances all or a portion of the bonus was paid during the next fiscal year.

(2) Represents total Company matching contributions to the Company's 401(k) plan.

(3)      Includes $42,000 paid to Mr. Schwach pursuant to a Severance Agreement.
         See  section   entitled   Employment   and   Severance   Agreements  or
         Arrangements.

(4) Represents payment made in fiscal year 1998 for severance payments due for the period April 1, 1998 through August 31, 1998.

(5)      Includes  $84,000  paid  to  Mr.  Prescott   pursuant  to  a  Severance
         Agreement. See section entitled Employment and Severance Agreements or Arrangements.

Option Grants During 1998 Fiscal Year

         The Company did not grant any stock options or stock appreciation rights during fiscal 1998 to the named executive officers in the Summary Compensation Table.

Option Exercises During 1998 Fiscal Year and Fiscal Year-End Option Values

         The following table provides information related to options and warrants exercised by the named executive officers during fiscal 1998 and the number and value of options held at fiscal year-end. The Company does not have any outstanding stock appreciation rights.

                                                                                               Value of Unexercised
                                                                                                  In-the-Money
                                                                 Number of Securities              Options at
                              Shares                            Underlying Unexercised           March 31, 1998
                           Acquired on        Value            Options at March 31, 1998          Exercisable/
   Name                      Exercise        Realized          Exercisable/Unexercisable         Unexercisable(1)
   ----                      --------        --------          -------------------------         ----------------
Errol F. Carlstrom              --             --               100,000 exercisable            $62,500 exercisable
                                                               150,000 unexercisable          $93,750 unexercisable

Barry J. Schwach                --             --               33,500 exercisable             $32,500 exercisable
                                                                  0 unexercisable                $0 unexercisable

Dana C. Prescott                --             --               14,500 exercisable              $1,250 exercisable
                                                                5,500 unexercisable           $13,438 unexercisable

R. Bradley Pike                 --             --                2,500 exercisable              $3,125 exercisable
                                                                2,500 unexercisable            $3,125 unexercisable


(1) Value is calculated on the basis of the difference between the option exercise price and $3.875, the closing sale price for the Company's Common Stock at March 31, 1998 as quoted on the Nasdaq National Market, multiplied by the number of shares of Common Stock underlying the option.

Employment and Severance Agreements or Arrangements

         In March 1998, Errol Carlstrom resigned as the Company's President and Chief Executive Officer. The Company believed that a severance agreement with Mr. Carlstrom, which includes non-competition provisions under which Mr. Carlstrom would not compete against the Company, had been agreed upon and providing for the payment of $12,500 per month for the period of April 1, 1998 through March 31, 1999. Monthly payments have been made through June 1998, as well as additional payments, totalling $37,500. No written severance agreement has been signed, however, and there is no assurance that Mr. Carlstrom will sign the Company's proposed severance agreement. Pending Mr. Carlstrom's execution of a severance agreement acceptable to the Company, the Company has suspended the monthly payments to him.

         Pursuant to an agreement by and among the Company, Mr. Peter King and The King Management Corporation ("King Management"), a corporation which is controlled by Mr. King, dated June 16, 1997, as amended on June 23, 1998 (the "Management Agreement"), it was agreed that Mr. King or King Management would provide certain management services to the Company. Pursuant to the Management Agreement, Mr. King is an employee of the Company and will serve as Chairman of the Board and Chief Executive Officer until June 30, 2000 at a salary of $200,000 per year. Pursuant to the Management Agreement, Mr. King was granted stock options to purchase an aggregate of 541,506 shares at $3.375 per share on June 16, 1997, and on June 23, 1998, Mr. King was granted (i) a fully vested seven-year nonqualified stock option to purchase 250,000 shares at $3.25 per share under the Company's 1991 Stock Option Plan and (ii) a seven-year nonqualified cliff vesting stock option to purchase 400,000 shares at $3.25 per share outside of the Company's 1991 Stock Option Plan. The cliff vesting options vest after six years if Mr. King continues to be an employee of the Company. Vesting is accelerated if the Company's Common Stock attains certain agreed closing average stock prices, as reflected in the Nasdaq Market System, for a period of ten consecutive business days, as follows: 125,000 shares at $5.00, 125,000 shares of $6.00 and 150,000 shares at $7.00. See Proposal #3 Approval of Stock Option Grant to Peter J. King for a description of all stock options granted to Mr. King. The Management Agreement provides that Mr. King and/or King Management will provide certain services to the Company, including but not limited to working with management on current and prospective vendor relationships, monitoring problem leases and loans, assisting the Company on meeting financing requirements and working with the Company's bankers. See the section entitled Certain Transactions for additional arrangements pursuant to the Management Agreement.

         On November 6, 1997, the Company entered into a Separation Agreement and Release of Claims with Dana Prescott, the Company's former Senior Vice President - National Sales Manager, in connection with Mr. Prescott's resignation as an officer and employee of the Company. Pursuant to the Agreement, Mr. Prescott continued to receive his base salary of $10,500 per month through April 30, 1998, plus all benefits in connection with the Company's employee benefit plans. In addition, Mr. Prescott was paid for accrued but unused vacation. In addition, Mr. Prescott agreed that, for a two-year period beginning September 1, 1997, he would not (i) compete with the Company, (ii) contact the Company's customers or (iii) solicit any of the Company's employees to leave the Company. The Agreement contains mutual releases.

         On November 13, 1997, the Company entered into a Separation Agreement and Release of Claims with Barry Schwach, the Company's former Chief Financial Officer, in connection with Mr. Schwach's resignation as an officer and employee of the Company as of November 30, 1997. The Agreement provides that Mr. Schwach receive an amount equal to his base monthly salary, $10,500, each month from December 1, 1997 through August 31, 1998; provided, however, in January 1998, Mr. Schwach was paid $84,000, the entire balance of such monthly payments. In addition, Mr. Schwach agreed that, for the period through August 31, 1998, he would not (i) compete with the Company, (ii) contact the Company's customers or
(iii) solicit any of the Company's employees to leave the Company. Mr. Schwach also agreed that he would not disclose confidential information relating to the Company. The Agreement contains mutual releases.

Stock Performance Chart

         The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five fiscal years ended March 31, 1998 with the cumulative total return on the S&P 500 Composite Stock Index and the S&P 500 Financial (Diversified) Index, an index of diverse financial companies. The comparison assumes $100 was invested March 31, 1993 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


                               [GRAPHIC OMITTED]


                                 03/31/93       03/31/94      03/31/95        03/31/96       03/31/97        03/31/98
Sunrise International            $100.00         $65.71        $55.71          $34.29         $44.29          $44.29
Leasing Corporation

S&P 500 Financial                $100.00        $102.93       $123.01         $180.31        $216.88         $382.30
(Diversified) Index

S&P 500 Composite Stock          $100.00        $101.47       $117.27         $154.92        $185.63         $274.73
Index

                APPROVAL OF STOCK OPTION GRANTED TO PETER J. KING
                                  (Proposal #3)

         On June 23, 1998, the Board granted to Peter J. King, the Company's Chief Executive Officer, a stock option to purchase 400,000 shares of the Company's Common Stock at $3.25 per share, which option was granted outside of the Company's 1991 Stock Option Plan (the "Plan") pursuant to an agreement between the Company, Mr. King and King Management (the "Management Agreement"). For details of the Management Agreement, see sections entitled Employment and Severance Agreements or Arrangements and Certain Transactions. The option vests and becomes exercisable on June 23, 2004, subject to acceleration provisions, which provide that, if the closing price of the Company's Common Stock reaches $5.00, $6.00 or $7.00 for ten successive business days, Mr. King's right to exercise the option will be accelerated to the extent of 125,000 shares, 125,000 shares and 150,000 shares, respectively. In addition to the foregoing option, Mr. King currently holds the following options, all of which were granted pursuant to the Management Agreement: (i) 270,753 shares at $3.375 per share, which option was granted on June 18, 1997 and is exercisable at any time on or before June 18, 2002; (ii) 270,753 shares at $3.375 per share, which option was granted on June 18, 1997 and will become exercisable on June 16, 2001 and shall be exercisable in full at any time on or before June 18, 2002; provided, however, that the vesting of such option will be accelerated to June 16, 1999 if certain conditions are met; and (iii) 250,000 shares at $3.25, which option was granted on June 23, 1998 under the Plan, is immediately exercisable and terminates on June 23, 2005.

         Vote Required. The Board of Directors recommends that the shareholders approve the stock option grant to Mr. King. Approval of the option grant requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.


          APPROVAL OF AMENDMENT TO THE COMPANY'S 1991 STOCK OPTION PLAN
                                  (Proposal #4)

Amendment

         On June 23, 1998, the Board amended the Company's 1991 Stock Option Plan (the "Plan") to (i) increase the shares reserved under the Plan from 750,000 to 1,000,000 shares, (ii) increase the automatic formula option grant to Non-Employee Directors upon initial election from 10,000 to 15,000 shares, (iii) permit the grant of options to outside directors in addition to the formula grants and (iv) change the definition of "committee" to make the Plan consistent with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Amendment"). As of July 23, 1998, the Company had outstanding incentive and nonqualified options for the purchase of an aggregate of 440,300 shares of the Company's Common Stock with an average exercise price of approximately $3.49 per share granted under the Plan. In addition, the company had outstanding nonqualified options to purchase an aggregate of 941,506 shares at an average exercise price of $3.32 granted outside the Plan. As of July 23, 1998, options to purchase 52,000 shares under the Plan had been exercised. The increase of shares is necessary to provide sufficient shares for future options. The Board believes that granting fairly-priced stock options to employees and directors is an effective means to promote the future growth and development of the Company. Such options, among other things, increase employees' and directors' proprietary interest in the Company's success and enables the Company to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of the Amendment.


Summary of 1991 Stock Option Plan

         A general description of the basic features of the Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to Peter J. King, the Company's President and Chief Executive Officer.

         Purpose. The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers and employees of the Company and consultants and advisors to the Company, upon whose efforts the success of the Company will depend to a large degree.

         Term. Incentive stock options may be granted pursuant to the Plan during a period of ten (10) years from the date the Plan was adopted by the Board of Directors (until July 18, 2001), and nonqualified stock options may be granted until the Plan is discontinued or terminated by the Board of Directors.

         Administration. With the exception of the stock options automatically issued to Non-Employee Directors as described below, the Plan is administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"). Pursuant to the Amendment, the definition of a "committee" that will comply with Rule 16b-3 of the Act will be a committee comprised of two or more "non-employee directors" as defined under Rule 16b-3 of the Act. The Plan gives broad powers to the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

         Eligibility. All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the Plan. All employees, officers and directors of and consultants and advisors to the Company or any subsidiary are eligible to receive nonqualified stock options. As of July 23, 1998, the Company had approximately 40 employees, of which three are officers, and two directors who are not employees.

         Options. When an option is granted under the Plan, the Committee, at its discretion, specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the Plan, and the exercise price of a nonqualified stock option may not be less than 85% of the fair market value on the date of grant. The closing price of the Company's

Common Stock was $4.375 on July 23, 1998. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Committee. An incentive stock option may not be exercisable more than ten (10) years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or outstanding Common Stock of the Company valued at the stock's then "fair market value" as defined in the Plan. Each option granted under the Plan is nontransferable during the lifetime of the optionee.

         Generally, under the form of option agreement which the Committee is currently using for options granted under the Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than "cause," death or disability, the optionee has a right to exercise the option for sixty (60) days after termination of such affiliation or until the option's original expiration date, whichever is earlier. If the termination is for "cause," as defined in the option agreement, the option terminates immediately. If the termination is because of death or disability, the option typically is exercisable until its original stated expiration or until the six-month anniversary of the optionee's death, whichever is earlier. The Committee may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

         Grants to Non-Employee Directors. The Plan provides for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Prior to the Amendment, each Non-Employee Director was granted a nonqualified option to purchase 10,000 shares of the Common Stock upon his initial election, which option is exercisable to the extent of 2,000 shares immediately and on each of the first four anniversaries of the date of grant. Pursuant to the Amendment, upon the initial election of a Non-Employee Director, such Non-Employee Director will be granted a nonqualified option to purchase 15,000 shares of Common Stock, which option will be exercisable to the extent of 2,000 shares on the date of grant, 2,500 shares on the first anniversary of the date of grant, 3,000 shares on the second anniversary of the date of grant, 3,500 shares on the third anniversary of the date of grant and 4,000 shares on the fourth anniversary of the date of grant. Each Non-Employee Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted a nonqualified option to purchase 2,000 shares of the Common Stock. A Non-Employee Director may not receive a 2,000-share option for at least twelve (12) months following the option grant upon such Non-Employee Director's initial election. All options granted pursuant to these provisions are granted at a per share exercise price equal to 100% of the fair market value of the Common Stock on the date of grant, and they expire on the earlier of (i) three months after the optionee ceases to be a director (except by death or disability) and (ii) ten
(10) years after the date of grant. In the event of the death or disability of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this formula plan may be exercised at any time within twelve (12) months of the death or disability of such Non-Employee Director or until the date on which the option, by its terms, expires, whichever is earlier. Prior to the Amendment, the Non-Employee Directors were entitled to receive options pursuant to this formula plan only; the Amendment provides that the Non-Employee Directors are eligible to receive additional nonqualified stock options pursuant to the Plan in the sole discretion of the Board, or the Committee.

         Amendment. The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a sale, merger, consolidation or liquidation of the Company. The Plan may not be amended in any manner that will cause incentive stock options to fail to meet the requirements of Code Section 422, and may not be amended in any manner that will: (i) materially increase the number of shares subject to the Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events;
(ii) change the designation of the class of employees eligible to receive options; (iii) decrease the price at which options will be granted; or (iv) materially increase the benefits accruing to optionees under the Plan, without the approval of the shareholders, if such approval is required to comply with Code Section 422 or the requirements of Section 16(b) of the Act.

         The Board of Directors will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration. Generally, the Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation or reorganization of the Company.

         Federal Income Tax Consequences of the Plan. Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the Plan. Upon exercise of the nonqualified stock option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction in its fiscal year in which nonqualified stock options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising such options.

         Incentive stock options granted pursuant to the Plan are intended to qualify for favorable tax treatment to the optionee under Code Section 422. Under Code Section 422, an employee realizes no taxable income when the incentive stock option is granted. If the employee has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. The Company will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

         Plan Benefits. Because future grants of stock options are subject to the discretion of the Committee, the future benefits under the Plan cannot be determined at this time, except for the automatic grants to Non-Employee Directors as set forth above. The table below shows the total number of shares underlying stock options that have been granted under the Plan as of July 23, 1998 to the named executive officers and the groups set forth.


                                                        Shares of Common Stock
 Name and Position/Group                             Underlying Options Received
 -----------------------                             ---------------------------
 Errol F. Carlstrom                                             250,000(1)
   Former President and Chief Executive Officer

 Barry J. Schwach                                                44,000(2)
   Former Chief Financial Officer

 Dana Prescott                                                   20,000(3)
   Former Senior Vice President - National Sales
   Manager

 R. Bradley Pike                                                  5,000
   Vice President - Asset Management

 Current Executive Officers                                     365,000(4)
   as a Group (2 persons)

 Current Directors who are not                                   60,000
   Executive Officers as a Group (3 persons)

 Current Employees who are not                                   61,000(5)
   Executive Officers or Directors
   as a Group (37 persons)
-------------------

(1)      All of the options expired after Mr. Carlstrom's resignation.

(2) Includes options to purchase 10,500 shares which expired after Mr. Schwach's resignation and options to purchase 26,000 shares which have been exercised.

(3) Includes options to purchase 18,000 shares which expired after Mr. Prescott's resignation and options to purchase 2,000 shares which have been exercised.

(4) Does not include options to purchase 941,506 shares granted to Mr. Peter King outside of the Plan.

(5)      Includes options to purchase 500 shares which have been exercised.

         Vote Required. The Board of Directors recommends that the shareholders approve the Amendment to the Plan to provide for the (i) increase of the number of shares reserved from 750,000 to 1,000,000, (ii) increase formula grants to outside directors upon initial election and (iii) permit the grant of options to outside directors in addition to the formula grants and (iv) change the definition of "committee" to make the Plan consistent with Rule 16b-3 under the Securities Exchange Act of 1934. Approval of the Amendment to the Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.


                              CERTAIN TRANSACTIONS

         The Company has adopted a policy of not entering into transactions in which any officer, director, shareholder or affiliate of the Company has a material financial interest unless the transaction has been approved by a majority of the disinterested directors of the Company based upon a determination that the terms of such transactions are no less favorable to the Company than those which could be obtained from unaffiliated third parties. The Company has entered into the following transactions in which officers and directors had a material financial interest:

         In connection with the February 1995 merger with International Leasing Corporation, the Company entered into a Consulting and Noncompetition Agreement ("Consulting Agreement") with Peter J. King, whereby Mr. King provided consulting services to the Company for three years ending February 13, 1998, Mr. King was paid $5,000 a month during the third year of the Consulting Agreement.

         Pursuant to an agreement by and among the Company, Mr. Peter King and The King Management Corporation ("King Management"), a corporation which is controlled by Mr. King, dated June 16, 1997, as amended on June 23, 1998 (as amended, the "Management Agreement"), it was agreed that Mr. King or King Management agreed to provide certain management services to the Company through June 30, 2000. Pursuant to the Management Agreement, Mr. King is an employee of the Company and will serve as Chairman of the Board and Chief Executive Officer until June 30, 2000 (see Employment and Severance Agreements or Arrangements above). The Management Agreement provides that Mr. King and/or King Management would provide certain services, including but not limited to working with management on current and prospective vendor relationships, monitoring problem leases and loans; assisting the Company on meeting financing requirements and working with the Company's bankers. Pursuant to the Management Agreement, King Management has provided the Company access to certain of its employees, including Jeffrey Jacobsen, a director of the Company and its Executive Vice President. These employees have been expending at least 85% of their time on

Sunrise matters from April 1, 1998 through June 30, 1998. For these services, King Management has been paid $125,000. Two King Management employees, including Mr. Jacobsen, became full-time employees of the Company on June 23, 1998. Three King Management employees continue to provide services to the Company for which King Management will be reimbursed. Employees of the Company may also provide services to King Management for which King Management may be reimbursed. Upon joining the Company as employees on June 23, 1998, Mr. Jacobsen received ten-year options to purchase 100,000 shares of Common Stock, and the second King Management employee received options to purchase 10,000 shares. In addition, options for 17,000 shares have been granted to the three other King Management employees providing services to the Company and who remain King Management employees. All of these options have an exercise price of $3.25 per share. Pursuant to the Management Agreement, King Management has agreed to provide subordinated debt financing, direct financing and/or other financial assistance to the Company for a period of three years in consideration of King Management's right to participate as lessor to the extent of 25% of certain higher-risk vendor leasing programs and risk pools and to the extent of 15% of all other vendor leasing programs of the Company. King Management has agreed to provide to the Company the use of its balance sheet resources to enable the Company to meet its vendor leasing program financing requirements.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year 1998, all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that Mr. Brattain reported one transaction on a Form 4 that was not timely filed and Mr. Peter King reported two transactions on a Form 4 that was not timely filed, and as trustee of a Voting Trust Agreement, filed a Form 3 late.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the 1998 Annual Meeting. If any other matter properly comes before the Annual Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1999 Annual Meeting must be received by the Company by March 31, 1999 to be includable in the Company's proxy statement and related proxy for the 1998 Annual Meeting.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         On November 12, 1997 the Company dismissed Arthur Andersen LLP and engaged Deloitte & Touche LLP as the independent public accountants for the Company. There were not, in connection with the audits of the two years ended March 31, 1997, and the subsequent interim period through November 12, 1997, any disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Arthur Andersen's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of Arthur Andersen on the consolidated financial statements of the Company as of and for the years ended March 31, 1997, 1996 and 1995 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         Representatives of Deloitte & Touche are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to appropriate questions from the Company's shareholders.

                                    FORM 10-K

THE COMPANY WILL PROVIDE AT NO CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TO ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 1998 ANNUAL MEETING. PLEASE ADDRESS YOUR REQUEST TO THE ATTENTION OF PETER J. KING, CHIEF EXECUTIVE OFFICER. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF JULY 23, 1998, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS. THE COMPANY'S FORM 10-K MAY ALSO BE ACCESSED THROUGH THE SEC'S WEB SITE AT WWW.SEC.GOV.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          Jeffrey G. Jacobsen,
                                          Executive Vice President and Secretary

Dated:  August 14, 1998

                    SUNRISE INTERNATIONAL LEASING CORPORATION
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints PETER J. KING and JEFFREY G. JACOBSEN, and each of them, with power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Sunrise International Leasing Corporation to be held on September 17, 1998, and at all adjournments thereof, as specified below on the following matters which are further described in the Proxy Statement related hereto, and, in their discretion, upon any other matters which may be brought before the meeting.

1.  SET THE NUMBER OF DIRECTORS AT FOUR (4).

           [ ] FOR             [ ] AGAINST          [ ] ABSTAIN

2.  ELECTION OF DIRECTORS.   NOMINEES:  Peter J. King, Donald R. Brattain,
                                        Thomas R. King and Jeffrey G. Jacobsen.

          [ ] VOTE FOR all nominees listed above (except vote withheld from the following nominees, if any, whose names are written below)

              ---------------------------------------------------
          [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above.

3.  APPROVE STOCK OPTION GRANT TO PETER J. KING.

           [ ] FOR             [ ] AGAINST          [ ] ABSTAIN

4.  APPROVE AMENDMENT TO 1991 STOCK OPTION PLAN.

           [ ] FOR             [ ] AGAINST          [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all directors named in Item 2 and for Proposals 1, 3 and 4.

                                    Dated:_______________________________, 1998

                                    Please sign exactly as name appears at left.
                                    When shares are held as joint tenants,  both
                                    should  sign.   When  signing  as  attorney,
                                    executor,    administrator,    trustee    or
                                    guardian, please give full title as such. If
                                    a  corporation,  please  have signed in full
                                    corporate   name  by   President   or  other
                                    authorized officer. If a partnership, please
                                    have   signed   in   partnership   name   by
                                    authorized person.


                                    ___________________________________________
                                    Signature

                                    ___________________________________________
                                    Signature, if held jointly

                  PLEASE MAKE, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY, USING THE ENCLOSED ENVELOPE

                                                                      EXHIBIT
                    SUNRISE INTERNATIONAL LEASING CORPORATION

                             1991 STOCK OPTION PLAN

                       (as amended through June 23, 1998)


                                   SECTION 1.
                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

                  (a) The "Company" shall mean Sunrise International Leasing Corporation, a Delaware corporation.

                  (b) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

                  (c) "Common Stock" shall mean the Common Stock of the Company, subject to adjustment as described in Section 12.

                  (d) The "Plan" shall mean the Sunrise International Leasing Corporation 1991 Stock Option Plan, as amended hereafter from time to time, including the forms of Option Agreements as they may be modified by the Board from time to time.

                  (e) The "Optionee" for purposes of Section 9 shall mean an employee of the Company or any Subsidiary to whom an incentive stock option has been granted under the Plan. For purposes of Section 10, the "Optionee" shall mean the director, officer, employee, advisor or consultant of the Company or any Subsidiary to whom a nonqualified stock option has been granted.

                  (f) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to
         Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director." For purposes of this Section 1(f) "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

                  (g) The "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (h) "Non-Employee Directors" shall mean members of the Board who are not employees of the Company or of any Subsidiary.


                                   SECTION 2.
                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees and consultants upon whose efforts the success of the Company will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, and through the granting of nonqualified stock options pursuant to Section 10 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.


                                   SECTION 3.
                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company.


                                   SECTION 4.
                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (the "Board") or, to the extent empowered by the Board, by a Stock Option Committee (hereinafter referred to as the "Committee" and as defined in Section 1(f) of this Plan) which may be appointed by the Board from time to time. The Board shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein, and except with respect to the automatic grants of options pursuant to Section 17 of this Plan) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price, terms and conditions of each option. The Committee shall have such powers as are granted to it by the Board. The Board, or the Committee if so empowered by the Board, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's interpretation of the Plan, or the Committee's interpretation if so empowered by the Board, and all actions taken and determinations made by the Board pursuant to the power vested in it hereunder, or by the Committee to the extent empowered by the Board, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

         In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.
                                  PARTICIPANTS

         Except with respect to the options granted to Non-Employee Directors pursuant to Section 17 of the Plan, the Board, or the Committee if so empowered by the Board, shall from time to time, at its discretion and without approval of the shareholders, designate those directors (including Non-Employee Directors), officers, employees, consultants or advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital-raising transaction. The Board, or the Committee if so empowered by the Board, shall also designate those employees of the Company or of any Subsidiary to whom incentive stock options shall be granted.

         The Board, or the Committee if so empowered by the Board, may grant additional incentive stock options or nonqualified stock options to some or all participants then holding options or may grant such options solely or partially to new participants. In designating participants, the Board, or the Committee if so empowered by the Board, shall also determine the number of shares to be optioned to each such participant.


                                   SECTION 6.
                                      STOCK

         The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. One Million (1,000,000) shares of Common Stock shall be reserved and available for options under the Plan; provided, however, the total number of shares of Common Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Common Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

                                   SECTION 7.
                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to this Plan from time to time during a period of ten (10) years from the earlier of the date the Plan is approved by the Board of Directors or the date it is approved by the shareholders of the Company. Nonqualified stock options may be granted pursuant to the Plan from time to time after the date the Plan is adopted by the Board of Directors and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.
                                     PAYMENT

         Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, a certified check, or, if authorized by the Board of Directors or the Committee, in the form of Company stock.


                                   SECTION 9.
                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee (if so empowered by the Board) and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. The option price per share shall not be less than one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board, or the Committee if so empowered by the Board, grants the option; provided, however, that, if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock per share on the date of the grant of the option. For purposes hereof, if such stock is then reported in the national market system or is listed upon an established exchange or exchanges, "fair market value" of the Common Stock per share shall be the highest closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock. If such stock is not so reported in the national market system or listed upon an exchange, "fair market value" shall be the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes. If such stock is not publicly traded as of the date the option is granted, the "fair market value" of the Common Stock shall be determined by the Board, or the Committee if so empowered by the Board, in its sole discretion by applying principles of valuation with respect to all such options. The Board, or the Committee if so empowered by the Board, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

                  (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board, but in no event shall any incentive stock option be exercisable during a term of more than ten
         (10) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

                  (c) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Board, or the Committee if so empowered by the Board, shall deem advisable, including, without limitation, rights of repurchase and transfer restrictions with respect to any shares acquired by the Optionee pursuant to the exercise of the option. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

                  (d) Holding Period. The sale or other disposition of any shares of Common Stock acquired by an Optionee pursuant to the exercise of an option described above shall be eligible for the favorable taxation treatment of Section 421(a) of the Internal Revenue Code if no disposition of such shares is made by the Optionee within two (2) years from the date of the granting of the option under which the shares were acquired nor within one year after the acquisition of such shares pursuant to the exercise of such option, or such other periods as may be prescribed by the Internal Revenue Code. In the event of an Optionee's death, such holding period shall not be applicable pursuant to Section 421(c)(1) of the Internal Revenue Code.

                                   SECTION 10.
               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee (if so empowered by the Board), and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board of Directors, or the Committee if so empowered by the Board, the option price per share shall be equal to one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee grants the option; provided, that in no event shall the option price be equal to less than eighty-five percent (85%) of such fair market value on the date of grant. For purposes hereof, the "fair market value" of a share of Common Stock shall have the same meaning as set forth under
         Section 9(a) herein.

                  (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

                  (c) Withholding. In the event the Optionee is required under the Option Agreement to pay to the Company, or make arrangements satisfactory to the Company respecting payment of, any federal, state, local or other taxes required by law to be withheld with respect to the option's exercise, the Board or the Committee may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its "fair market value," as provided under
         Section 9(a) hereof, as of the date the amount of tax to be withheld is determined under applicable tax law. The Optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                  (d) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.


                                   SECTION 11.
                               TRANSFER OF OPTION

         No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during the Optionee's lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.


                                   SECTION 12.
                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                          CONSOLIDATION OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock covered by each outstanding option and the price per share thereof shall be equitably adjusted by the Board of Directors to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         In the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation or liquidation of the Company, the Board of Directors may, in connection with the Board's adoption of the plan for sale, merger, exchange, consolidation or liquidation, provide for one or more of the following: (i) the acceleration of the exercisability of any or all outstanding options; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such sale, merger, exchange, consolidation or liquidation); and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for sale, merger, exchange, consolidation or liquidation and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange, consolidation or liquidation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 13.
                               INVESTMENT PURPOSE

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Optionee, the Board, or the Committee if so empowered by the Board, may require Optionee to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee if so empowered by the Board, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws. Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.


                                   SECTION 14.
                             RIGHTS AS A SHAREHOLDER

         An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares (except as otherwise provided in Section 12 above). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12).


                                   SECTION 15.
                              AMENDMENT OF THE PLAN

         The Board of Directors of the Company may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall, (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of "Incentive Stock Options" as defined in Section 422 of the Internal Revenue Code. In addition to and notwithstanding the foregoing, the provisions of Section 17 below shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.


                                   SECTION 16.
                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Optionee in its employ or as a director for any period.


                                   SECTION 17.
                  GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS

                  (a) Upon Joining Board. Each Non-Employee Director of the Company who is elected for the first time as a director of the Company shall, as of the date of such election, automatically be granted an option to purchase 15,000 shares of the Common Stock at an option price per share equal to 100% of the fair market value of the Common Stock on such date. Such option shall be exercisable to the extent of: 2,000 shares on the date of grant, 2,500 shares on the first anniversary of the date of grant, 3,000 shares on the second anniversary of the date of grant, 3,500 shares on the third anniversary of the date of grant and 4,000 shares on the fourth anniversary of the date of grant.

                  (b) Upon Re-election to Board. Each Non-Employee Director who, on and after November 11, 1992, the date of approval of this Section by the Board, is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 2,000 shares of the Common Stock at an option price per share equal to 100% of the fair market value of the Common Stock on the date of such re-election or shareholder meeting; provided that a Non-Employee Director who received an option pursuant to subsection (a) above shall not be entitled to receive an option pursuant to this subsection (b) until at least twelve months after such Non-Employee Director's initial election to the Board. Options granted pursuant to this subsection (b) shall be immediately exercisable in full.

                  (c) General. No director shall receive more than one option to purchase 2,000 shares pursuant to this Section 17 in any one fiscal year. All options granted pursuant to this Section 17 shall be designated as non-qualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of non-qualified options to officers and employees of the Company except that the option shall expire on the earlier of (i) three months after the optionee ceases to be a director (except by disability or death) and (ii) ten (10) years after the date of grant. Notwithstanding the foregoing, in the event of the disability or death of a Non-Employee Director, any option granted to such Non-Employee Director may be exercised at any time within twelve months of the disability or death of such Non-Employee Director or on the date on which the option, by its terms expires, whichever is earlier.